SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 12, 2007

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                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                     1-13245                 75-2702753
       (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)        File Number)        Identification Number)

    5205 N. O'Connor Blvd                                         75039
          Suite 200                                             (Zip code)
        Irving, Texas
    (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

On March 12, 2007, Pioneer Natural Resources Company (the "Company") executed a seventh supplemental indenture (the "Seventh Supplemental Indenture") with Pioneer Natural Resources USA, Inc., The Bank of New York Trust Company, N.A., as trustee (the "Original Trustee"), and Wells Fargo Bank, National Association, as series trustee (the "Series Trustee"), under the Indenture, dated as of January 13, 1998, between the Company and the Original Trustee, as successor trustee to The Bank of New York.

The Seventh Supplemental Indenture is attached as Exhibit 4.1, and the terms and conditions thereof are incorporated herein by reference.

The Form of the Company's 6.65% Senior Notes due 2017 issued pursuant to the Seventh Supplemental Indenture is attached as Exhibit 4.2, and the terms and conditions thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

         (d)      Exhibits

                  4.1 - Seventh Supplemental Indenture, dated as of March 12, 2007, among the Company, Pioneer Natural Resources USA, Inc., The Bank of New York Trust Company, N.A, as original trustee under the indenture, and Wells Fargo Bank, National Association, as series trustee, with respect to that indenture, dated as of January 13, 1998, between the Company and Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

                  4.2 -    Form of 6.65% Senior Notes due 2017 of the Company.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PIONEER NATURAL RESOURCES COMPANY


                                               /s/ Darin G. Holderness
                                               ---------------------------------
                                               Darin G. Holderness
                                               Vice President and Chief
                                               Accounting Officer
Dated: March 12, 2007


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                                  EXHIBIT INDEX



    Exhibit
    Number                Exhibit Title


    4.1(a) - Seventh Supplemental Indenture, dated as of March 12, 2007, among the Company, Pioneer Natural Resources USA, Inc., The Bank of New York Trust Company, N.A, as original trustee under the indenture, and Wells Fargo Bank, National Association, as series trustee, with respect to that indenture, dated as of January 13, 1998, between the Company and Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

    4.2(a) -         Form of 6.65% Senior Notes due 2017 of the Company.
    ---------

    (a) Filed herewith.